UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 15, 2018
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	001-36632	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

2015 W. Chestnut Street, Alhambra, CA  91803
Address of principal executive offices, including zip code

(626) 293-3400
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Principal Operating Officer.

On March 15, 2018, EMCORE Corporation (the “Company”) appointed Iain Black to serve as its SVP, Operations, effective April 2, 2018.

In connection with Mr. Black’s appointment as SVP, Operations, Mr. Black will be entitled to an annual base salary of $260,000 and a target annual cash bonus under the Company’s Fiscal 2018 Bonus Plan of 40% of his base salary. Mr. Black will be entitled to participate in the Company’s standard benefit plans for executive employees.

Since May 2017, Mr. Black, age 53, has served as the Company’s VP, Wafer Fab Operations. From September 2014 to April 2017, he served as Senior Director of Operations of Lumileds (formerly known as Philips Lumileds Lighting Company LLC), a leading LED manufacturer (“Lumileds”). Prior to assuming this role, he served as General Manager of U.S. Operations and Vice President of Worldwide Manufacturing Engineering of Lumileds from 2010 to September 2014 and Vice President, San Jose Manufacturing of Lumileds from 2008 to 2010. Prior to his service at Lumileds, Mr. Black managed Wafer Fab Engineering and Operations at Anadigics, a worldwide provider of semiconductor solutions to the broadband wireless and wireline communications markets from 2000 to 2008. Mr. Black has a BSc in Electrical & Electronic Engineering from the University of Dundee in Scotland.

There are no arrangements or understandings between Mr. Black and any other persons pursuant to which he was selected as an officer of the Company. There are also no family relationships between Mr. Black and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 16, 2018, the Company's shareholders approved and adopted amendments (the “Charter Amendments”) to the Company's Restated Certificate of Incorporation, as previously amended (the “Certificate of Incorporation”). The Charter Amendments became effective upon the filing of a Certificate of Amendment to the Restated Certificate of Incorporation with the State Treasurer of the State of New Jersey on March 19, 2018 to effect the changes set forth below. The Charter Amendments:

•	declassify the Board of Directors;

•	change the required number of Board of Director members from a minimum of six and maximum of twelve to a minimum of five and maximum of nine; and

•	eliminate the supermajority voting requirements applicable to certain provisions of the Certificate of Incorporation.

On March 16, 2018, the Company’s Board of Directors approved and adopted amended and restated By-Laws of the Company (the “Amended By-Laws”), effective upon the filing of the Certificate of Amendment to the Certificate of Incorporation with the State Treasurer of the State of New Jersey described above. The Amended By-Laws amended the By-Laws of the Company previously in effect to:

•	declassify the Board of Directors;

•	change the required number of Board of Director members from a minimum of six and maximum of twelve to a minimum of five and maximum of nine; and

•	eliminate the supermajority voting requirements applicable to certain provisions of the Certificate of Incorporation.

The foregoing summary of the Charter Amendments and the amendments to the By-Laws is qualified in its entirety by reference to the full text of the Certificate of Amendment to the Certificate of Incorporation and the Amended By-Laws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)On March 16, 2018, the Company held its 2018 Annual Meeting of Shareholders in Pasadena, California.
(b)Below are the voting results for the matters submitted to the Company's shareholders for a vote at the Annual Meeting:

(1)    The election of the following Class C director nominee to the Company's Board, to serve a three-year term expiring in 2021.  The nominee was elected as director with the following vote:

CLASS A DIRECTOR NOMINEES
Nominee	Votes For	Withheld	Broker Non-Votes
Stephen L. Domenik	20,884,415	1,588,905	2,665,598

(2)     A proposal to ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2018.  This proposal was approved by shareholders with 24,885,544 votes in favor, 190,747 votes against and 62,627 abstentions.

(3)     A proposal to approve an amendment to the Certificate of Incorporation to declassify the Board of Directors. This proposal was approved by shareholders with 22,352,282 votes in favor, 100,267 votes against, 20,771 abstentions and 2,665,598 broker non-votes.

(4)     A proposal to approve an amendment to the Certificate of Incorporation to change the authorized number of Board members. This proposal was approved by shareholders with 22,113,216 votes in favor, 333,796 votes against, 26,308 abstentions and 2,665,598 broker non-votes.

(5)     A proposal to approve an amendment to the Certificate of Incorporation to eliminate the supermajority voting requirements applicable to certain provisions of the Certificate of Incor. This proposal was approved by shareholders with 22,203,498 votes in favor, 242,495 votes against, 27,327 abstentions and 2,665,598 broker non-votes.

(6)     A proposal to approve an extension of the Company's Tax Benefits Preservation Plan. This proposal was approved by shareholders with 21,110,431 votes in favor, 1,331,235 votes against, 31,654 abstentions and 2,665,598 broker non-votes.

(7)     A proposal to approve, on an advisory basis, the executive compensation of the Company's Named Executive Officers.  This proposal was approved by shareholders with 21,808,523 votes in favor, 622,660 votes against, 42,137 abstentions and 2,665,598 broker non-votes.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation
3.2	By-Laws of EMCORE Corporation, as amended through March 19, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: March 20, 2018	By: /s/ Jikun Kim Name: Jikun Kim Title: Chief Financial Officer